Exhibit 10.1

Limited Consent and Fourth Amendment to Second Amended and Restated Credit Agreement

This Limited Consent and Fourth Amendment to Second Amended and Restated Credit Agreement (this “Fourth Amendment”), dated as of March 7, 2025 (the “Fourth Amendment Effective Date”), is among Vitesse Energy, Inc., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”), each of the Lenders (including the New Lender referred to below), and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.       The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of January 13, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.       The Borrower has requested that Comerica Bank (the “New Lender”) become a Lender under the Credit Agreement with a Maximum Credit Amount as of the Fourth Amendment Effective Date in the amounts shown on Annex I to the Credit Agreement (as amended hereby).

C.        The Borrower has advised the Administrative Agent and the Lenders that (i) it has entered into that certain Arrangement Agreement dated as of December 15, 2024 (the “Lucero Purchase Agreement”), pursuant to which (A) the Borrower will directly acquire 100% of the Equity Interests of Lucero Energy Corp., a corporation existing under the laws of the Province of Alberta, Canada (“Lucero Energy”) from the holders of the Equity Interests of Lucero Energy (the “Sellers” and such acquisition, the “Lucero Acquisition”), (B) the Sellers will receive common stock in the Borrower in exchange for all of the shares Lucero Energy, (ii) following such acquisition, Lucero Energy will distribute or otherwise transfer 100% of the Equity Interests in PetroShale (US), Inc., a Delaware corporation (“PetroShale”), to the Borrower, with PetroShale therefore becoming a direct Wholly-Owned Subsidiary of the Borrower (the “PetroShale Transfer” and, collectively with the Lucero Acquisition, the “Lucero Transactions”), (iii) following the Fourth Amendment Effective Date and prior to June 30, 2026, the Borrower intends to liquidate and dissolve, or otherwise merge out of existence, Lucero Energy and (iv) effective immediately prior to the consummation of the Lucero Acquisition, Lucero Energy has filed for the dissolution of its direct subsidiary, Zama Production Limited, a Nevada corporation.

D.       In connection with this Fourth Amendment, PetroShale will be added as a “Credit Party”, “Guarantor” and “Grantor”, as applicable, under the Credit Agreement and the other Loan Documents on the Fourth Amendment Effective Date.

E.       The parties hereto desire to enter into this Fourth Amendment to, among other things, (i) increase the Borrowing Base from $245,000,000 to $315,000,000 as set forth in Section 3 hereof, (ii) evidence the increase of the Aggregate Elected Commitment Amounts of the Lenders from $235,000,000 to $250,000,000 as set forth in Section 4 hereof and (iii) amend the Credit Agreement as set forth in Section 2 hereof, in each case to be effective as of the Fourth Amendment Effective Date and on the terms and conditions set forth herein.

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NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms. Each capitalized term which is defined in the Credit Agreement but which is not defined in this Fourth Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.

Section 2.               Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended as follows:

2.1            Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in the appropriate alphabetical order the following definitions which shall read in full as follows:

 “Fourth Amendment” means that certain Limited Consent and Fourth Amendment to Second Amended and Restated Credit Agreement dated as of the Fourth Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means March 7, 2025.

2.2           Amended Definition. The following definition contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Letter of Credit Agreements, any Fee Letter, the Letters of Credit, the Security Instruments and any other document identified as a “Loan Document” delivered in connection with this Agreement from time to time, in each case, as the same may be amended, modified, supplemented or restated from time to time.

2.3           Replacement of Schedule 7.14 to the Credit Agreement. Schedule 7.14 of the Credit Agreement is replaced in its entirety with Schedule 7.14 hereto, and Schedule 7.14 hereto shall be deemed to be attached as Schedule 7.14 to the Credit Agreement.

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2.4            Replacement of Annex I to Credit Agreement. Annex I to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. Immediately after giving effect to this Fourth Amendment, (a) each Lender (including the New Lender) who holds Loans in an aggregate amount less than its Applicable Percentage (immediately after giving effect to this Fourth Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage (immediately after giving effect to this Fourth Amendment) of all Loans, (b) each Lender’s (including the New Lender) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (immediately after giving effect to this Fourth Amendment), (c) such other adjustments shall be made as the Administrative Agent shall reasonably specify so that the Revolving Credit Exposure applicable to each Lender (including the New Lender) equals its Applicable Percentage (immediately after giving effect to this Fourth Amendment) of the aggregate Revolving Credit Exposures of all Lenders and (d) upon the written request by any applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender under Section 5.02 of the Credit Agreement (as in effect immediately prior to the Fourth Amendment Effective Date) as a result of the reallocation of the Loans and the other adjustments described in this Section 2.4.

Section 3.               Increase of Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction (or waiver in accordance with Section 12.02 of the Credit Agreement) of the conditions precedent set forth in Section 5 hereof, the Administrative Agent and the Lenders (including the New Lender) party hereto agree that the Borrowing Base is hereby increased from $245,000,000 to $315,000,000, and the Borrowing Base shall remain at $315,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on or about April 1, 2025 for purposes of Section 2.07(b) of the Credit Agreement. This Fourth Amendment constitutes a New Borrowing Base Notice delivered pursuant to Section 2.07(d) of the Credit Agreement with respect to the Borrowing Base reaffirmation provided for in this Section 3.

Section 4.               Increase of Aggregate Elected Commitment Amounts. Pursuant to Section 2.06 of the Credit Agreement, the Borrower has notified the Administrative Agent of its election to increase the Aggregate Elected Commitment Amounts by $15,000,000. Promptly following receipt of such notice, the Administrative Agent advised the Lenders of the contents thereof. The Borrower hereby represents and warrants to the Lenders that after giving effect to such increase of the Aggregate Elected Commitment Amounts, the total Revolving Credit Exposure will not exceed Aggregate Elected Commitment Amounts. Accordingly, the Aggregate Elected Commitment Amounts, which, prior to giving effect to this Amendment, were $235,000,000, are hereby increased by $15,000,000, so that after giving effect to this Fourth Amendment, the Aggregate Elected Commitment Amounts shall be $250,000,000 in accordance with the Applicable Percentages set forth on Annex I attached hereto. The parties agree that, notwithstanding anything to the contrary in the Credit Agreement, this Fourth Amendment shall suffice to effectuate such increase in the Aggregate Elected Commitment Amounts without any requirement that any other notices or certificates be delivered.

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Section 5.                   Conditions Precedent to Fourth Amendment. The effectiveness of this Fourth Amendment is subject to the following conditions precedent:

5.1               Signature Pages. The Administrative Agent shall have received executed counterparts of this Fourth Amendment from the Credit Parties (including PetroShale) and each of the Lenders (including the New Lender).

5.2               Corporate Documents. The Administrative Agent shall have received a certificate of a Responsible Officer of PetroShale (a) setting forth resolutions of its board of directors or managers or other relevant governing body with respect to the authorization of PetroShale to execute and deliver the Loan Documents to which PetroShale will be a party and to enter into the transactions contemplated in such Loan Documents and (b) setting forth (i) the officers of such Person (A) who are authorized to sign the Loan Documents to which PetroShale will be a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Fourth Amendment and the transactions contemplated hereby, (ii) specimen signatures of such authorized officers, and (iii) the organizational documents of PetroShale, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

5.3               Good Standing Certificates. The Administrative Agent shall have received certificates of the appropriate Governmental Authority of the jurisdiction of organization of PetroShale with respect to the existence, qualification and good standing of PetroShale, dated a recent date prior to the Fourth Amendment Effective Date.

5.4               Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including for the account of each Fourth Amendment Increasing Lender (as defined below) party to this Fourth Amendment, upfront fees in an amount equal to 65 basis points (0.65%) for each such Fourth Amendment Increasing Lender on the amount of such Fourth Amendment Increasing Lender’s Increased Commitment (as defined below). As used herein, “Fourth Amendment Increasing Lender” means each Lender whose Commitment after giving effect to Section 2.4 and Section 4 exceeds such Lender’s Commitment immediately prior to the effectiveness of this Fourth Amendment, and “Increased Commitment” means the amount of such excess.

5.5               Legal Opinion. The Administrative Agent shall have received an opinion of Beatty & Wozniak, P.C., special counsel to PetroShale, in form and substance reasonably acceptable to the Administrative Agent and its counsel.

5.6               Lien Searches. The Administrative Agent shall have received appropriate UCC search results and county-level real property record search results reflecting no prior Liens encumbering the Properties of, or the Equity Interests in, PetroShale for each jurisdiction requested by the Administrative Agent (other than those Liens (a) being released on or prior to the Fourth Amendment Effective Date or (b) permitted by Section 9.03 of the Credit Agreement).

5.7               Lucero Credit Agreement Termination. The Administrative Agent shall have received a payoff letter and/or termination letter in form and substance reasonably satisfactory to the Administrative Agent evidencing that, prior to or contemporaneously with the effectiveness of this Fourth Amendment, (a) the Second Amended and Restated Credit Agreement dated as of May 29, 2024, by and among Lucero Energy and PetroShale, as borrowers, Canadian Imperial Bank of Commerce, as agent, and the lenders from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Prior Lucero Credit Agreement”), has been repaid in full, (b) the commitments thereunder have been terminated and (c) the liens securing the obligations under such agreement have been released or terminated.

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5.8               Closing Certificate. The Lucero Acquisition shall have closed substantially contemporaneously with the closing of this Fourth Amendment, and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying (a) that attached to such certificate is a true, accurate and complete copy of the Lucero Purchase Agreement (as executed, without giving effect to any amendment or modification thereto except to the extent approved by the Administrative Agent, with such approval not to be unreasonably withheld, conditioned or delayed), (b) that substantially concurrently with the closing of this Fourth Amendment, the Borrower is consummating the Lucero Acquisition substantially in accordance with the terms of the Lucero Purchase Agreement and the Borrower shall, directly or indirectly, own 100% of the Equity Interests in, and the Property of, Lucero Energy and PetroShale, and (c) that all governmental and third party consents and all equity holder and board of director (or comparable entity management body) authorizations of the Lucero Acquisition that are conditions to the consummation of the Lucero Acquisition have been obtained and are in full force and effect.

5.9               Assumption Agreement. The Administrative Agent shall have received an Assumption Agreement (as defined in the Guarantee and Collateral Agreement) as required by Section 8.14(b) of the Credit Agreement and Section 10.13 of the Guarantee and Collateral Agreement in form and substance reasonably satisfactory to the Administrative Agent duly executed and delivered by PetroShale, pursuant to which PetroShale will become a Guarantor on the Fourth Amendment Effective Date.

5.10             UCC Financing Statement. The Administrative Agent shall have received a UCC financing statement as the Administrative Agent may request with respect to PetroShale to perfect the Liens granted pursuant to the Security Instruments that may be perfected by the filing of a financing statement.

5.11             Insurance Certificates. The Administrative Agent shall have received certificates of insurance coverage of PetroShale evidencing that PetroShale is carrying insurance in accordance with Section 8.07 of the Credit Agreement.

5.12             KYC Requirements. The Administrative Agent and the Lenders shall have received, at least three (3) Business Days prior to the Fourth Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” rules and anti-money laundering laws and regulations, including but not restricted to the USA PATRIOT Act, to the extent requested by the Administrative Agent or any Lender not less than ten (10) Business Days prior to the Fourth Amendment Effective Date.

5.13             Other. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

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Section 6.                   Post-Closing Deliverables and Covenants.

6.1               Reserve Report. Within 60 days after the Fourth Amendment Effective Date, the Administrative Agent shall have received a copy of the Reserve Report with an effective date reasonably acceptable to it prepared by an Approved Petroleum Engineer with respect to the Oil and Gas Properties of PetroShale.

6.2               Control Agreements. Within 30 days after the Fourth Amendment Effective Date (or such later date as may be extended by the Administrative Agent in its sole discretion), with respect to each Deposit Account, Securities Account and Commodities Account (in each case, other than an Excluded Account for so long as it is an Excluded Account) of PetroShale, PetroShale will either (a) cause such account to be subject to a Control Agreement or (b) close such account and transfer any funds therein to an account that otherwise meets the requirements of Section 8.18 of the Credit Agreement.

6.3               PetroShale Transfer. Within 60 days after the Fourth Amendment Effective Date (or such later date as may be extended by the Administrative Agent in its sole discretion), the PetroShale Transfer shall have been consummated and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that (a) attached to such certificate are true, accurate and complete copies of the documentation effectuating the PetroShale Transfer and (b) the Borrower has consummated the PetroShale Transfer in accordance with such documents and as a result directly owns 100% of the Equity Interests in PetroShale. The Borrower covenants and agrees that prior to the consummation of the PetroShale Transfer, the Borrower shall not permit PetroShale to make any Restricted Payments except to the extent permitted under Section 8(a)(ii)(B) hereof.

6.4               Guarantee and Collateral Agreement Supplement. Within 60 days after the Fourth Amendment Effective Date (or such later date as may be extended by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a supplement to the Guarantee and Collateral Agreement as required by Section 8.14(b) of the Credit Agreement and Section 10.13 of the Guarantee and Collateral Agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the Borrower with respect to the pledge of 100% of the Equity Interests in PetroShale.

6.5               Stock Certificates. Within 60 days after the Fourth Amendment Effective Date (or such later date as may be extended by the Administrative Agent in its sole discretion), the Administrative Agent shall have received certificates, if any, together with undated stock powers for such certificates, representing all of the issued and outstanding certificated Equity Interests of PetroShale.

The failure by the Credit Parties to comply with any of the covenants set forth in this Section 6 within the time frames set forth above shall constitute an immediate Event of Default without any notice or cure period.

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Section 7.                  New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if the New Lender was an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fourth Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fourth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fourth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder

Section 8.                 Limited Consent.

(a)              In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Lenders party hereto hereby consent and agree that (i) the Credit Parties may consummate the Lucero Transactions, (ii) only so long as Lucero Energy directly owns the Equity Interests in PetroShale, (A) the Borrower may make Investments in Lucero Energy solely to the extent that 100% of the proceeds of any such Investments are substantially contemporaneously contributed by Lucero Energy to PetroShale and (B) PetroShale may make dividends or distributions to Lucero Energy solely to the extent that 100% of the proceeds of any such dividends or distributions are substantially contemporaneously distributed by Lucero Energy to the Borrower, (iii) solely during the period between the Fourth Amendment Effective Date and June 5, 2025, the Borrower may permit to exist (A) Debt in respect of letters of credit issued for the benefit of PetroShale prior to the Fourth Amendment Effective Date under the Prior Lucero Credit Agreement in an aggregate amount not to exceed $500,000 and (B) Liens to exist on cash collateral in an aggregate amount not to exceed $2,500,000 securing hedge obligations of Lucero Energy and letters of credit issued for the benefit of PetroShale prior to the Fourth Amendment Effective Date under the Prior Lucero Credit Agreement, (iv) notwithstanding Sections 7.14 and 9.15 of the Credit Agreement, the Borrower may have Lucero Energy as a Foreign Subsidiary, (v) notwithstanding Section 8.14(b) of the Credit Agreement, but subject to Section 8(b) below, the Borrower shall not be required to cause Lucero Energy to be joined as a “Credit Party”, “Guarantor” or “Grantor” under the Credit Agreement and the other Loan Documents, and (vi) notwithstanding Section 9.11 of the Credit Agreement, the Borrower may cause Lucero Energy to be liquidated and dissolved, so long as, in each case of the foregoing clauses (v) and (vi), Lucero Energy shall not own any Oil and Gas Properties or material Properties (other than (x) royalty interests owned by Lucero Energy on the Fourth Amendment Effective Date with a fair market value as of the Fourth Amendment Effective Date not to exceed $400,000 and (y) solely during the period from the Fourth Amendment Effective Date and the date that is 60 days following the Fourth Amendment Effective Date, Equity Interests in PetroShale (such Properties as described in the foregoing clauses (x) and (y), the “Permitted Properties”).

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(b)               If at any time either (i) Lucero Energy owns any Properties other than Permitted Properties or (ii) any Oil and Gas Properties owned by Lucero Energy are included in any Reserve Report delivered under the Credit Agreement, the Borrower shall promptly cause Lucero Energy to be joined as a “Credit Party”, “Guarantor” and Grantor” as applicable under the Credit Agreement and the other Loan Documents and to execute such documents and grant such security interests as required pursuant to Section 8.14(b) of the Credit Agreement.

Section 9.                   Limitations on Fourth Amendment Limited Consent. The consent set forth herein shall be effective only in this specific instance and for the specific purpose for which such consent is given and shall not preclude any other future exercise of any right of the Administrative Agent and the Lenders under the Loan Documents. Nothing contained herein shall constitute or be deemed to constitute a consent to or waiver of, any other action or inaction of the Borrower or any of the other Credit Parties which constitutes (or would constitute) a violation of any provision of the Credit Agreement (as amended hereby) or any other Loan Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement (as amended hereby) or any other Loan Document, nor shall this Fourth Amendment constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders shall have no obligation to grant any future waivers, consents, or amendments with respect to the Credit Agreement or any other Loan Document, and the parties hereto agree that this Fourth Amendment shall not waive, affect or diminish any right of the Administrative Agent and the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents.

Section 10.                 Miscellaneous.

10.1              Confirmation and Effect. The provisions of the Credit Agreement (as amended by hereby) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment, and this Fourth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

10.2             Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) acknowledges, renews and affirms its continued liability under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party, (c) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, (d) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Fourth Amendment are within such Credit Party’s corporate or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fourth Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (e) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Fourth Amendment, no Event of Default exists.

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10.3           Counterparts; Electronic Execution.

(a)                This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by fax or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

(b)                The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Fourth Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.4             No Oral Agreement. This FOURTH Amendment, the Credit Agreement and the other Loan Documents represent the final agreement AMONG the parties HERETO AND THERETO and may not be contradicted by evidence of prior, contemporaneous or subsequent unwritten oral agreements of the parties. There are no unwritten oral agreements between the parties.

10.5             Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10.6             Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

10.7              Severability. Any provision of this Fourth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.8             Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	VITESSE ENERGY, INC.,
a Delaware corporation

	By:	/s/ James Henderson
	Name:	James Henderson
	Title:	Chief Financial Officer

GUARANTORS:	VITESSE ENERGY, LLC,
a Delaware limited liability company

	By:	/s/ James Henderson
	Name:	James Henderson
	Title:	Chief Financial Officer

VITESSE OIL, LLC,
a Delaware limited liability company

	By:	/s/ James Henderson
	Name:	James Henderson
	Title:	Chief Financial Officer

VITESSE OIL, INC.,
a Delaware corporation

	By:	/s/ James Henderson
	Name:	James Henderson
	Title:	Chief Financial Officer

VITESSE MANAGEMENT COMPANY, LLC,
a Delaware limited liability company

	By:	/s/ James Henderson
	Name:	James Henderson
	Title:	Chief Financial Officer

[Signature Page to Limited Consent and Fourth Amendment to
Second Amended and Restated Credit Agreement –

Vitesse Energy, Inc.]

PETROSHALE (US), INC.,
a Delaware corporation

By:	/s/ James Henderson
Name:	James Henderson
Title:	Chief Financial Officer

[Signature Page to Limited Consent and Fourth Amendment to
Second Amended and Restated Credit Agreement –

Vitesse Energy, Inc.]

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Jay Buckman
Name:	Jay Buckman
Title:	Managing Director

[Signature Page to Limited Consent and Fourth Amendment to
Second Amended and Restated Credit Agreement –

Vitesse Energy, Inc.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan Lee
Name:	Jonathan Lee
Title:	Managing Director

[Signature Page to Limited Consent and Fourth Amendment to
Second Amended and Restated Credit Agreement –

Vitesse Energy, Inc.]

BOKF, NA,
as a Lender

By:	/s/ Sonja Bruce
Name:	Sonja Bruce
Title:	Senior Vice President

[Signature Page to Limited Consent and Fourth Amendment to
Second Amended and Restated Credit Agreement –

Vitesse Energy, Inc.]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Kimberly Miller
Name:	Kimberly Miller
Title:	Director

[Signature Page to Limited Consent and Fourth Amendment to
Second Amended and Restated Credit Agreement –

Vitesse Energy, Inc.]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Chris Kuna
Name:	Chris Kuna
Title:	Senior Director

[Signature Page to Limited Consent and Fourth Amendment to
Second Amended and Restated Credit Agreement –

Vitesse Energy, Inc.]

ZIONS BANCORPORATION, N.A. dba AMEGY BANK,
as a Lender

By:	/s/ Kathlin Ardell
Name:	Kathlin Ardell
Title:	Senior Vice President

[Signature Page to Limited Consent and Fourth Amendment to
Second Amended and Restated Credit Agreement –

Vitesse Energy, Inc.]

COMERICA BANK,
as a New Lender

By:	/s/ William Goodrich
Name:	William Goodrich
Title:	Vice President

[Signature Page to Limited Consent and Fourth Amendment to
Second Amended and Restated Credit Agreement –

Vitesse Energy, Inc.]

ANNEX I

List of maximum credit amounts and elected commitments

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Wells Fargo Bank, N.A.	21.200000000%	$53,000,000.00	$106,000,000.00
Fifth Third Bank, National Association	21.200000000%	$53,000,000.00	$106,000,000.00
BOKF, NA	14.800000000%	$37,000,000.00	$74,000,000.00
Bank of America, N.A.	13.600000000%	$34,000,000.00	$68,000,000.00
Capital One, National Association	13.600000000%	$34,000,000.00	$68,000,000.00
Zions Bancorporation, N.A. dba Amegy Bank	9.600000000%	$24,000,000.00	$48,000,000.00
Comerica Bank	6.000000000%	$15,000,000.00	$30,000,000.00
Total	100.000000000%	$250,000,000.00	$500,000,000.00

ANNEX I - 1